Exhibit 32.2

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                  I, Richard A. Ross, as Chief Financial Officer of The FINOVA Group Inc. (the "Company") certify, pursuant to 18 U.S.C. ss. 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

                  (1) the accompanying Form 10-K/A report for the fiscal year ended December 31, 2005 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                  (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 5, 2006


                                              By: /s/ Richard A. Ross
                                                  -----------------------------
                                                  Richard A. Ross
                                                  Chief Financial Officer
                                                  (principal financial officer)